AMENDED SCHEDULE A DATED OCTOBER 26, 2011

                                       TO

            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                      OF WT MUTUAL FUND DATED MAY 28, 2009

                       SCHEDULE OF PORTFOLIOS AND CLASSES

--------------------------------------------------------------- --------------------
PORTFOLIO                                                       CLASS OF SHARES
--------------------------------------------------------------- --------------------
   1. Wilmington Prime Money Market Fund                        Institutional Shares
                                                                Service Shares
                                                                W Shares
--------------------------------------------------------------- --------------------
   2. Wilmington U.S. Government Money Market Fund              Institutional Shares
                                                                Service Shares
                                                                W Shares
--------------------------------------------------------------- --------------------
   3. Wilmington Tax-Exempt Money Market Fund                   Institutional Shares
                                                                W Shares
--------------------------------------------------------------- --------------------
   4. Wilmington Broad Market Bond Fund                         Institutional Shares
                                                                A Shares
--------------------------------------------------------------- --------------------
   5. Wilmington Municipal Bond Fund                            Institutional Shares
                                                                A Shares
--------------------------------------------------------------- --------------------
   6. Wilmington Short/Intermediate-Term Bond Fund              Institutional Shares
                                                                A Shares
--------------------------------------------------------------- --------------------
   7. Wilmington Multi-Manager International Fund               Institutional Shares
                                                                A Shares
--------------------------------------------------------------- --------------------
   8. Wilmington Multi-Manager Real Asset Fund                  Institutional Shares
                                                                A Shares
--------------------------------------------------------------- --------------------
   9. Wilmington Large-Cap Strategy Fund                        Institutional Shares
                                                                A Shares
--------------------------------------------------------------- --------------------
   10. Wilmington Small-Cap Strategy Fund                       Institutional Shares
                                                                A Shares
--------------------------------------------------------------- --------------------
   11. Wilmington Aggressive Asset Allocation Fund              Institutional Shares
                                                                A Shares
--------------------------------------------------------------- --------------------
   12. Wilmington Conservative Asset Allocation Fund            Institutional Shares
                                                                A Shares
--------------------------------------------------------------- --------------------





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